Securities and Exchange Commission
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                       MARCH 11, 1999 (NOVEMBER 5, 1998)



                           SYNAGRO TECHNOLOGIES, INC.
                          (Exact name of registrant as
                            specified in its charter)



                  DELAWARE            0-21054          76-0511324
              (State or other      (Commission       (IRS Employer
              jurisdiction of      File Number)      Identification
               incorporation)        Number)


                             1800 BERING, SUITE 1000
                              HOUSTON, TEXAS 77057
              (Address of principal executive offices and zip code)


                                (713) 369-1700
                       (Registrant's telephone number,
                              including area code)


                5850 SAN FELIPE, SUITE 500, HOUSTON, TEXAS 77057
         (Former name or former address, if changed since last report)

                  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 This form 8-K/A is being filed to amend Items 7(a) and (b) from the current report on Form 8-K filed on December 16, 1998 to read in their entirety as follows:

      A.    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            In accordance with Rule 3-05 of Regulation S-X, no financial statements are required to be filed for the EWR acquisition, either individually or in the aggregate.

      B.    PRO FORMA FINANCIAL INFORMATION.

            In accordance with Rule 11.01 of Regulation S-X, no financial statements are required to be filed for the EWR acquisition, either individually or in the aggregate.


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
                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYNAGRO TECHNOLOGIES, INC.



Dated: March 11, 1999               By:   /s/ MARK A. ROME
                                        ------------------
                                        Mark A. Rome, Executive Vice President



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